UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

Mylan N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield Hertfordshire		AL10 9UL
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 1707 853 000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2016, Mylan N.V., a public limited liability company (naamloze vennootschap) incorporated and existing under the laws of the Netherlands (“Mylan” or the “Company”), announced that it has completed its offering of $1,000,000,000 aggregate principal amount of the Company’s 2.500% Senior Notes due 2019 (the “2019 Notes”), $2,250,000,000 aggregate principal amount of the Company’s 3.150% Senior Notes due 2021 (the “2021 Notes”), $2,250,000,000 aggregate principal amount of the Company’s 3.950% Senior Notes due 2026 (the “2026 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 5.250% Senior Notes due 2046 (the “2046 Notes” and, together with the 2019 Notes, the 2021 Notes and the 2026 Notes, the “Notes”). In connection with the issuance of the Notes, the Company entered into an indenture, dated as of June 9, 2016 (the “Indenture”), among the Company, Mylan Inc., as guarantor (the “Guarantor”), and The Bank of New York Mellon, as trustee (the “Trustee”), and a Registration Rights Agreement, dated as of June 9, 2016 (the “Registration Rights Agreement”), among the Company, the Guarantor, and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers of the Notes.

The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act.

Indenture

The Notes are the Company’s senior unsecured indebtedness and are guaranteed on a senior unsecured basis by the Guarantor. In addition, if a subsidiary of the Company becomes a guarantor or an obligor in respect of certain indebtedness, such subsidiary will guarantee the Notes on the terms and subject to the conditions in the Indenture. The 2019 Notes bear interest at a rate of 2.500% per annum, accruing from June 9, 2016. Interest on the 2019 Notes is payable semi-annually in arrears on June 7 and December 7 of each year, commencing on December 7, 2016. The 2019 Notes will mature on June 7, 2019, subject to earlier repurchase or redemption in accordance with the terms of the Indenture. The 2021 Notes bear interest at a rate of 3.150% per annum, accruing from June 9, 2016. Interest on the 2021 Notes is payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2016. The 2021 Notes will mature on June 15, 2021, subject to earlier repurchase or redemption in accordance with the terms of the Indenture. The 2026 Notes bear interest at a rate of 3.950% per annum, accruing from June 9, 2016. Interest on the 2026 Notes is payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2016. The 2026 Notes will mature on June 15, 2026, subject to earlier repurchase or redemption in accordance with the terms of the Indenture. The 2046 Notes bear interest at a rate of 5.250% per annum, accruing from June 9, 2016. Interest on the 2046 Notes is payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2016. The 2046 Notes will mature on June 15, 2046, subject to earlier repurchase or redemption in accordance with the terms of the Indenture.

At any time and from time to time prior to their maturity date in the case of the 2019 Notes, the date that is one month prior to their maturity date in the case of the 2021 Notes, the date that is three months prior to their maturity date in the case of the 2026 Notes and the date that is six months prior to their maturity date in the case of the 2046 Notes, the Company may redeem some or all of the Notes of the applicable series, upon not less than 30 nor more than 60 days’ prior notice, at a price equal to the greater of (1) 100% of the aggregate principal amount of any Notes being redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, in the case of the 2019 Notes, that would be due to their maturity date, in the case of the 2021 Notes, that would be due if the 2021 Notes matured on the date that is one month prior to their maturity date, in the case of the 2026 Notes, that would be due if the 2026 Notes matured on the date that is three months prior to their maturity date, and in the case of the 2046 Notes, that would be due if the 2046 Notes matured on the date that is six months prior to their maturity date, in each case, not including unpaid interest accrued to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 25 basis points with respect to the 2019 Notes, 30 basis points with respect to the 2021 Notes, 35 basis points with respect to the 2026 Notes and 40 basis points with respect to the 2046 Notes, plus, in each case, unpaid interest on the Notes being redeemed accrued to, but excluding, the redemption date. If the Company experiences certain change of control events with respect to a series of Notes, it must offer to purchase all Notes of such series at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

If the Company does not acquire more than 90% of the outstanding shares of Meda AB (publ.), a public limited company organized under the laws of Sweden (“Meda”) on or prior to February 10, 2017 or if certain other events related to the Company’s previously announced public offer (the “Offer”) to acquire all of the outstanding shares of Meda with an enterprise value of $9.9 billion at announcement (the “Meda Acquisition”) occur at any time prior thereto, the Company will redeem the 2019 Notes, the 2021 Notes and the 2046 Notes (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of each such series of Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of the Special Mandatory Redemption. The Special Mandatory Redemption will not apply to the 2026 Notes, which will remain outstanding in this instance.

The Indenture contains covenants that, among other things, restrict the Company’s ability and the ability of certain of its subsidiaries to enter into sale and leaseback transactions; create liens; and consolidate, merge or sell all or substantially all of the Company’s assets. The Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture. If an event of default with respect to the Notes of a series occurs under the Indenture, the principal amount of all of the Notes of such series then outstanding, plus accrued and unpaid interest, if any, to the date of acceleration, may become immediately due and payable.

The Company intends to use the net proceeds from this offering to finance the Meda Acquisition, to repay, prepay, redeem or otherwise refinance the Company’s or any of the Company’s subsidiaries’ indebtedness (including that of Meda and its subsidiaries) (the “Refinancing”) and to pay costs associated with the Meda Acquisition and the Refinancing, including non-periodic fees, costs and expenses, stamp registration and other taxes. On June 9, 2016, in accordance with the terms of the Bridge Credit Agreement, dated as of February 10, 2016 (the “Bridge Credit Agreement”), among the Company, as borrower, the Guarantor, as guarantor, Deutsche Bank AG Cayman Islands Branch, as administrative agent and a lender, and the other lenders and guarantors party thereto from time to time, the commitments under the Bridge Credit Agreement were permanently terminated in their entirety in connection with the completion of the offering of the Notes. In the event of a Special Mandatory Redemption, the 2026 Notes will remain outstanding, and the Company intends to use the net proceeds from the offering of the 2026 Notes for the repayment, prepayment, redemption or other refinancing of the indebtedness of the Company or any of its subsidiaries and the payment of any fees and expenses incurred in connection therewith.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, a copy of which is filed as Exhibit 4.1 hereto, and the Notes, the forms of which are contained in Exhibit 4.1, all of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the offering of the Notes, the Company entered into the Registration Rights Agreement pursuant to which the Company and the Guarantor will use commercially reasonable efforts (1) to file a registration statement (the “Exchange Offer Registration Statement”) with respect to an offer to exchange each series of Notes (each, an “Exchange Offer”) for new notes with the same aggregate principal amount and terms substantially identical in all material respects to the applicable series of Notes (except for the provisions relating to the transfer restrictions and payment of additional interest); (2) to cause the Exchange Offer Registration Statement to be declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act; and (3) to consummate the Exchange Offer not later than 365 days following the date of issuance of the Notes (the “Exchange Date”).

If the Company and the Guarantor determine that the Exchange Offer would violate any applicable law or applicable interpretations of the SEC or upon receipt of a written request (a “Shelf Request”) from any initial purchaser representing that it holds Notes that are or were ineligible to be exchanged in the Exchange Offer, the Company will use commercially reasonable efforts to (1) file a shelf registration statement covering resales of the Notes; (2) cause such shelf registration statement to become effective under the Securities Act; and (3) keep the shelf registration statement effective until the earliest of the date (i) when a registration statement with respect to such Notes has become effective under the Securities Act and such Notes have been exchanged or disposed of pursuant to such registration statement, (ii) when such Notes cease to be outstanding, (iii) except in the case of Notes that are held by an initial purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated, (iv) when such Notes are freely tradeable, without restriction, under federal or state securities laws, (v) the date that is one year after the issue date of the Notes and (vi) the date when holders of the Notes, other than holders that are “affiliates” (as defined in Rule 144 promulgated under the Securities Act (“Rule 144”)) of the Company, are able to sell such Notes without restriction, and without reliance as to the availability of current public information, pursuant to Rule 144 (such date, the “Registration Rights Expiration Date”).

As to any series of Notes, if (1) the Exchange Offer, with respect to such series of notes, is not completed on or prior to the Exchange Date, (2) the shelf registration statement with respect to such series of notes, if required because the Company and the Guarantor determine that the Exchange Offer would violate any applicable law or applicable interpretations of the SEC, has not become effective on or prior to the Exchange Date, (3) the Company receives a Shelf Request and the shelf registration statement required to be filed thereby has not become effective by the later of (a) the Exchange Date and (b) 90 days after delivery of such Shelf Request or (4) the shelf registration statement, if required by the Registration Rights Agreement, has become effective and thereafter ceases to be effective or the prospectus contained therein ceases to be usable, in each case whether or not permitted by the Registration Rights Agreement, at any time prior to the Registration Rights Expiration Date, and such failure to remain effective or usable exists for more than 180 days (whether or not consecutive) in any 12-month period, each such event referred to in clauses (1) through (4), a “Registration Default,” then the interest rate on the Notes of such series will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

The initial purchasers of the Notes have, from time to time, performed, are currently performing and may in the future perform, various financial advisory and commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 with respect to the Indenture is incorporated by reference into this item.

Forward-Looking Statements

This report contains “forward-looking statements.” Such forward-looking statements may include, without limitation, statements about Mylan’s intention to use the net proceeds from the offering of the Notes to finance the Meda Acquisition and the Refinancing and to pay costs associated with the Meda Acquisition and the Refinancing; and that in the event of a Special Mandatory Redemption and the 2026 Notes remaining outstanding, Mylan intends to use the net proceeds from the offering of the 2026 Notes for the repayment, prepayment, redemption or other refinancing of the indebtedness of the Company or any of its subsidiaries and the payment of any fees and expenses incurred in connection therewith. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: uncertainties related to the Meda Acquisition, including as to the timing of the Meda Acquisition, uncertainties as to whether Mylan will be able to complete the Meda Acquisition, the possibility that competing offers will be made, the possibility that certain conditions to the completion of the Offer will not be satisfied, and the possibility that Mylan will be unable to obtain regulatory approvals for the Meda Acquisition or be required, as a condition to obtaining regulatory approvals, to accept conditions that could reduce the anticipated benefits of the Meda Acquisition; the scope, timing, and outcome of any ongoing legal proceedings and the impact of any such proceedings on financial condition, results of operations, and/or cash flows; the ability to protect intellectual property and preserve intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; the impact of competition; changes in the economic and financial conditions of the businesses of Mylan, Meda or the combined company; the inherent challenges, risks, and costs in identifying, acquiring, and integrating complementary or strategic acquisitions of other companies, products or assets and in achieving anticipated synergies; uncertainties and matters beyond the control of management; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, its Quarterly Report on Form 10-Q for the three months ended March 31, 2016 and its other filings with the Securities and Exchange Commission (“SEC”). These risks and uncertainties also include those risks and uncertainties that are discussed in the offer document that has been filed with the Swedish Financial Supervisory Authority (“SFSA”) and will be published by Mylan upon approval by the SFSA (the “Offer Document”), the Registration Statement on Form S-4 filed with the SEC on April 11, 2016 (as amended from time to time, the “Registration Statement”) and the EU Prospectus that has been filed with the Netherlands Authority for the Financial Markets (“AFM”) and will be published by Mylan upon approval by the AFM (the “EU Prospectus”). You can access Mylan’s filings with the SEC through the SEC website at www.sec.gov, and Mylan strongly encourages you to do so. Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this release.

Additional Information

In connection with the Offer, the Offer Document has been filed with the SFSA and will be published by Mylan upon approval by the SFSA. In addition, Mylan has filed certain materials with the SEC, including, among other materials, the Registration Statement. The EU Prospectus has been filed with the AFM and will be published by Mylan upon approval by the AFM. This release is not intended to be, and is not, a substitute for such documents or for any other document that Mylan may file with the SFSA, the SEC, the AFM or any other competent EU authority in connection with the Offer. This release contains advertising materials (reclame-uitingen) in connection with the Offer as referred to in Section 5:20 of the Dutch Financial Supervision Act (Wet op het financieel toezicht). INVESTORS AND SECURITYHOLDERS OF MEDA IN SWEDEN AND INVESTORS AND SECURITYHOLDERS OF MEDA IN THE EUROPEAN ECONOMIC AREA BUT OUTSIDE OF SWEDEN ARE URGED TO READ THE OFFER DOCUMENT THAT IS APPROVED BY THE SFSA AND ANY SUPPLEMENT THERETO, OR THE EU PROSPECTUS THAT IS APPROVED BY THE AFM AND ANY SUPPLEMENT THERETO, AS APPLICABLE, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING AN INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, MEDA AND THE OFFER. INVESTORS AND SECURITYHOLDERS OF MEDA OUTSIDE THE EUROPEAN ECONOMIC AREA ARE URGED TO READ ANY DOCUMENTS FILED WITH THE SFSA, THE SEC AND THE AFM OR ANY OTHER COMPETENT EU AUTHORITY CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BEFORE MAKING AN INVESTMENT DECISION BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, MEDA AND THE OFFER. Such documents are or upon publication will be available free of charge through the website maintained by the SEC at www.sec.gov, on Mylan’s website at medatransaction.mylan.com or, to the extent filed with the AFM, through the website maintained by the AFM at www.afm.nl, or by directing a request to Mylan at +1 724-514-1813 or investor.relations@mylan.com. Any materials filed by Mylan with the SFSA, the SEC, the AFM or any other competent EU authority that are required to be mailed to Meda shareholders will also be mailed to such shareholders.

Further Information

The Offer is not being made to persons whose participation in the Offer requires that an additional offer document be prepared or registration effected or that any other measures be taken in addition to those required under Swedish law (including the Swedish Takeover Rules), Dutch law and U.S. law.

The distribution of this communication and any related Offer documentation in certain jurisdictions may be restricted or affected by the laws of such jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdiction. Therefore, persons who receive this communication (including, without limitation, nominees, trustees and custodians) and are subject to the laws of any such jurisdiction will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, Mylan disclaims any responsibility or liability for the violations of any such restrictions by any person.

The Offer is not being made, and this communication may not be distributed, directly or indirectly, in or into, nor will any tender of shares be accepted from or on behalf of holders in, any jurisdiction in which the making of the Offer, the distribution of this communication or the acceptance of any tender of shares would contravene applicable laws or regulations or require further offer documents, filings or other measures in addition to those required under Swedish law (including the Swedish Takeover Rules), Dutch law and U.S. law.

The acceptance period for the Offer has not commenced.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

To the extent that the Indenture and the Registration Rights Agreement included or incorporated by reference as exhibits to this Current Report on Form 8-K contain representations and warranties by the Company, those representations and warranties were made solely for the benefit of the other parties to the Indenture and the Registration Rights Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to the Company if those statements prove to be inaccurate; (ii) may have been qualified in the Indenture and the Registration Rights Agreement by disclosures that were made to the other parties in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the applicable agreement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Exhibit Number	Description

4.1	Indenture, dated as of June 9, 2016, among the Company, Mylan Inc., as guarantor, and The Bank of New York Mellon, as trustee.

4.2	Form of 2.500% Senior Notes due 2019 (included in Exhibit 4.1).

4.3	Form of 3.150% Senior Notes due 2021 (included in Exhibit 4.1).

4.4	Form of 3.950% Senior Notes due 2026 (included in Exhibit 4.1).

4.5	Form of 5.250% Senior Notes due 2046 (included in Exhibit 4.1).

10.1	Registration Rights Agreement, dated as of June 9, 2016, among the Company, Mylan Inc., as guarantor, and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: June 15, 2016	By:	/s/ Kenneth S. Parks
Kenneth S. Parks Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated as of June 9, 2016, among the Company, Mylan Inc., as guarantor, and The Bank of New York Mellon, as trustee.

4.2	Form of 2.500% Senior Notes due 2019 (included in Exhibit 4.1).

4.3	Form of 3.150% Senior Notes due 2021 (included in Exhibit 4.1).

4.4	Form of 3.950% Senior Notes due 2026 (included in Exhibit 4.1).

4.5	Form of 5.250% Senior Notes due 2046 (included in Exhibit 4.1).

10.1	Registration Rights Agreement, dated as of June 9, 2016, among the Company, Mylan Inc., as guarantor, and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers of the Notes.